UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2013
Roomlinx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11101 W 120th Ave, Suite 200, Broomfield, Colorado  80021
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2013, Anthony DiPaolo’s employment with Roomlinx, Inc. (the “Company”) was terminated.  Accordingly, Mr. DiPaolo is no longer the Company’s Chief Financial Officer and Principal Accounting Officer.

On January 11, 2013, the Board appointed Alan Fine as the Company’s interim Principal Accounting Officer and interim Chief Financial Officer.  From 2008 through 2011, Mr. Fine, age 59, served as the Chief Financial Officer of Pearlstine Distributors, a privately held distributor of Anheuser Busch, Samuel Adams, Heineken, New Belgium and other craft beers to the Charleston, South Carolina market.  In addition to serving as the Chief Financial Officer, during his first year with Pearlstine Distributors, Mr. Fine served as the Director of Operations with respect to the re-engineering of warehouse operations and overseeing certain warehouse additions.  Mr. Fine joined the Company in 2011, assuming the role of Vice President of Finance.  There are no family relationships between Mr. Fine and any director or executive officer of the Company, and there have been no related party transactions between the Company and any party with which Mr. Fine has a direct or indirect material interest.

On January 11, 2013, the Board also appointed Jason Andrew Baxter as the Company’s Chief Operating Officer.  From 2004 through 2009, Mr. Baxter, age 35, served as a Finance Director of CH2M Hill Limited, an engineering construction firm.  From 2009 through 2010, Mr. Baxter was employed as an Operations and Finance Director of Echostar Corporation, a telecommunications company.  Mr. Baxter has also served as an Advisor for WestBridge Terminals, LLC since 2010 and as an Advisor for Cianbro Constructors, LLC since 2011.  Mr. Baxter was retained as a Vice President of the Company in May of 2012 and was appointed as an Executive Vice President of the Company in December of 2012.  There are no family relationships between Mr. Baxter and any director or executive officer of the Company.  Mr. Baxter’s wife provides certain contract and financial services to the Company through Baxter Facilities LLC, a limited liability company co-owned by Mr. Baxter.  The Company has paid Baxter Facilities LLC $46,321 for its services since March of 2012.

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Item 8.01.   Other Events

On January 17, 2013, the Company issued a press release providing an update on service deployment with respect to its business arrangement with Hyatt Corporation.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit	Description of Exhibit
	99.1	Press Release issued by Roomlinx, Inc. on January 17, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2013	ROOMLINX INC.

	By:	/s/ Michael S. Wasik
Michael S. Wasik
President and Chief Executive
Officer

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